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                          JPMORGAN MID CAP VALUE FUND
                                A, B AND C CLASS

                         SUPPLEMENT DATED JULY 1, 2001
                     TO THE PROSPECTUS DATED APRIL 27, 2001

    Effective July 1, 2001, total annual fund operating expenses for the Fund's Class A, B and C shares are not expected to exceed 1.25%, 2.00% and 2.00%, respectively, of the Fund's average daily net assets. The Chase Manhattan Bank, and some of the Fund's other service providers are volunteering not to collect as portion of their fees and to reimburse others.

                                                                     SUP-MCV-701